Exhibit 10.1

Via Overnight Mail

April 10, 2018

SNH Medical Office Properties Trust

c/o The RMR Group LLC

4550 North Pond Parkway, Suite 380

Alpharetta, GA 30022-2414

Attention:  Vice President, Southeast Region

Re:  Lease dated February 6, 2007, as amended, by and between AxoGen Corporation and SNH Medical Office Properties Trust, successor-in-interest to Wigshaw, LLC (collectively, the “Lease Agreement”)

Dear Sir/Madam:

Pursuant to Paragraph 10 of the Fourth Amendment to the above-referenced Lease Agreement, this letter serves as AxoGen Corporation’s Current Premises Election Notice to exercise its right and option under the Lease Agreement to extend the Current Premises Term for one (1) period commencing November 1, 2018 and ending on October 31, 2019.

Thank you for your attention to this matter.

Sincerely,

/s/Karen Zaderej

Karen Zaderej

President & Chief Executive Officer

Cc:	The RMR Group LLC (via overnight mail)
Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458
Attention: Jennifer B. Clark

Frontstreet Commercial Real Estate Group (via E-Mail)
132 NW 76th Dr.
Gainesville, FL 32607
Attention: Rick Cain, CCIM, Director (rick@fronstreet.net)

13631 Progress Blvd. Suite 400	Alachua FL 32615	386.462.6800	386.462.6803 Fax	www.axogeninc.com